THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® RIA Class

Supplement dated November 13, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your summary prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part. Please note that your Contract may not offer every investment option impacted by this change.

First Trust Variable Insurance Trust has approved the termination of the First Trust Multi Income Allocation Portfolio (Class II), First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class II), First Trust Dorsey Wright Tactical Core Portfolio (Class II), First Trust Capital Strength Portfolio (Class II) and First Trust International Developed Capital Strength Portfolio (Class II) (“Portfolios”), effective February 23, 2024. As a result, these funds will no longer be available as an investment option under your Contract. If you have invested in either these funds, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on February 23, 2024.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on February 23, 2024. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the Portfolios will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.